                       SIXTH AMENDMENT TO NOTE AGREEMENT


         Reference is hereby made to that Note Agreement dated as of May 15, 1991 (the "Original Agreement"), as amended by that First Amendment to Note Agreement dated as of February 28, 1992 (the "First Amendment"), that Second Amendment to Note Agreement dated as of March 25, 1992 (the "Second Amendment"), that Third Amendment to Note Agreement dated as of December 1, 1992 (the "Third Amendment"), that Fourth Amendment to Note Agreement dated as of August 25, 1995 and that Fifth Amendment and Waiver to Note Agreement dated as of August 26, 1999 (the "Fifth Amendment") (as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment, the "Agreement"), between Lazare Kaplan International Inc. (the "Company"), Allstate Life Insurance Company, Monumental Life Insurance Company, and PFL Life Insurance Company (collectively, the "Purchasers"). This Sixth Amendment to Note Agreement is hereinafter referred to as the "Sixth Amendment."

         WHEREAS, the Company has advised the Purchasers that, as a result of the Pegasus transaction (as defined below) and the Neumark Settlement (as defined below), respectively, it anticipates that it will be unable to comply with the covenants set forth in Sections 7.2 and 7.4 of the Agreement; and

         WHEREAS, the Company has requested that the Purchasers agree to certain amendments with respect to such Sections 7.2 and 7.4 of the Agreement.

         It is therefore agreed that:

         1. Waiver.

         The Purchasers waive compliance with Sections 7.2. and 7.4 of the Agreement for the Fiscal quarter ended November 30, 1999

         2. Amendment to Definitions.

         (a) In Section 5.1 the definition of Consolidated Current Assets and Consolidated Current Liabilities is amended by deleting such definition in its entirety and inserting in lieu thereof the following:

         "Consolidated Current Assets and Consolidated Current Liabilities -- As of the date of any determination thereof, such assets (excluding (i) any amounts constituting Investments in a Subsidary which has incurred Project Indebtedness and (ii) Pegasus Non Owned Assets) and liabilities (excluding (x) Project Indebtedness and (y) all liabilities associated with the Pegasus Non-Owned Assets, which liabilities shall be in an amount equal to the Pegasus Non-Owned Assets at all times) of the Company and its Subsidiaries as shall be determined on a consolidated basis in accordance with generally accepted accounting principles to constitute current assets and current liabilities, respectively."

         (b) The following new definitions are added (in alphabetical order) to
Section 5.1:

         "Pegasus means Pegasus Overseas Limited, a Bahamian company or its successor entity.

         Pegasus Arrangement means that strategic arrangement between the Company and General Electric in connection with which the Company through Pegasus owns a 23% interest and General Electric owns a 77% interest.

         Pegasus Non Owned Assets means the 77% interest in the Pegasus Arrangement owned by General Electric.

         Neumark Settlement means that litigation settlement and related costs described in the Company's Form 8-k, dated October 18, 1999 in an amount of $5,048,000 payable over 40 months."

         All defined terms used herein shall have the meanings assigned to such terms in the Agreement.

         3. Amendments to Covenants.

         The Purchasers and the Company hereby amend the Agreement as follows:

         (a) Section 7.4. of the Original Agreement is amended by deleting such
Section in its entirety and inserting in lieu thereof the following:

         "The Company will not permit the ratio of Consolidated Income Available for Fixed Charges to Consoldiated Fixed Charges to be less than (i) 1.25 to 1.0 for the twelve month period ending February 28, 2000 and (ii) as of the end of each fiscal quarter ending after February 28, 2000, 1.75 to 1.0 for the preceding twelve months. For purposes of calculating the Consolidated Fixed Charge Ratio, the amounts payable pursuant to the Neumark Settlement shall be excluded."

         4. Representations and Warranties.

         In order to induce the Purchasers to enter into this Sixth Amendment to Note Agreement, the Company confirms that, each of the representations and warranties set forth in the Original Agreement is true and correct as of the date hereof and that no Event of Default (which has not been cured pursuant to amendments made hereunder) has occurred and is continuing.

         5. Conditions to Effectiveness.

         The effectiveness of the Purchasers Agreement to this Sixth Amendment is subject to the satisfaction of the following conditions:

              (a) delivery of copies of this Sixth Amendment executed by each Purchaser and by the Company.

              (b) delivery by the company of evidence satisfactory to the Purchasers that bank lenders to the Company have waived defaults existing under applicable bank agreements.

              (c) payment of fees and expenses of counsel to the Purchasers.

         6. Counterparts.

         This Sixth Amendment to Note Agreement may be executed by the parties hereto individually, or in any combination of the parties hereto in several counterparts, all of which taken together shall constitute one and the same Sixth Amendment to Note Agreement.

         7. Ratification and Acknowledgment.

         All of the representations, warranties, provisions, covenants, terms and conditions of the Agreement shall remain unaltered and in full force and effect and, as amended hereby, the Agreement is in all respects agreed to, ratified and confirmed by the Company. The Company acknowledges and agrees that the amendments granted herein shall not be construed as establishing a course of conduct on the part of the Purchasers upon which the Company may rely at any time in the future.

         8. Reference to and Effect on the Agreement.

         Upon the effectiveness of this Sixth Amendment to Note Agreement, each reference in the Agreement and in other documents describing or referencing this Agreement to "This agreement," "hereunder," "hereof," "herein," or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended hereby.

         Dated as of this 11th day of January, 2000.


                                             LAZARE KAPLAN INTERNATIONAL INC.

                                             By:  S.L. Ginsberg
                                                  ------------------------------
                                             Its: EVP & CFO


                                             ALLSTATE LIFE INSURANCE COMPANY

                                             By   ______________________________
                                             Its:


                                             MONUMENTAL LIFE INSURANCE COMPANY

                                             By:  ______________________________
                                             Its:


                                             PFL LIFE INSURANCE COMPANY

                                             By:  ______________________________
                                             Its:

         Dated as of this ___ day of January, 2000

                                             LAZARE KAPLAN INTERNATIONAL INC.


                                             By:  ______________________________
                                             Its:


                                             ALLSTATE LIFE INSURANCE COMPANY


                                             By:  [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                             Its: AUTHORIZED SIGNATORY

                                             By:  [SIGNATURE ILLEGIBLE]
                                                  ------------------------------
                                             Its: AUTHORIZED SIGNATORY


                                             MONUMENTAL LIFE INSURANCE COMPANY


                                             By:  ______________________________
                                             Its:


                                             PFL LIFE INSURANCE COMPANY

                                             By:  ______________________________
                                             Its:

         Dated as of this 11th day of January, 2000

                                             LAZARE KAPLAN INTERNATIONAL INC.


                                             By:  ______________________________
                                             Its:


                                             ALLSTATE LIFE INSURANCE COMPANY


                                             By:  ______________________________
                                             Its:

                                             By:  ______________________________
                                             Its:


                                             MONUMENTAL LIFE INSURANCE COMPANY


                                             By:  John F. Bailey
                                                  ------------------------------
                                             Its: John Bailey
                                                  Vice President


                                             PFL LIFE INSURANCE COMPANY

                                             By:  John F. Bailey
                                                  ------------------------------
                                             Its: John Bailey
                                                  Vice President